UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2011

Smith & Wesson Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-31552	87-0543688
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 331-0852

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 7, 2011 discussing our first quarter fiscal 2012 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on September 7, 2011 discussing our first quarter fiscal 2012 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on September 7, 2011 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding the continuing consumer trend toward smaller firearms designed for concealed carry and for personal protection; the success of our efforts to improve gross margins and reduce operating costs; the challenging environment for our security solutions business primarily related to constraints in government spending; our focus on streamlining our security solutions business, reducing expenses, and expanding our portfolio with new products to better address the current market; our strategy for our firearm business, which includes protecting and growing the core of our business in the U.S. consumer market and driving consumer sales through sales in the professional user channel; our ability to drive efficiency and cost savings within our organization; the outcome of the review of expenses within our firearm division; our focus on a number of lean initiatives to drive efficiencies in all areas of our company; our belief regarding the use of adjusted NICS data for examining trends in consumer purchases of new firearms and comparing the performance of firearm companies to NICS results; our belief regarding the consumer trend toward lower price points for black-powder sales, and the overall shrinkage of the black-powder segment of the firearm market; the success of new product introductions that are aligned with the trend toward smaller firearms designed for concealed carry and for personal protection, and the corresponding modification of our manufacturing capability; our ability to grow market share in the consumer channel through our efforts in the professional user community and law enforcement market; our expectation regarding revenue in the second quarter fiscal 2012 and beyond from a Belgium police force order; the success of our approach to the international market to focus on large professional user opportunities; the results of our current effort to provide the UK Ministry of Defense with our full-size M&P polymer pistols; the results of our efforts and the commitment of internal resources related to certain U.S. military opportunities, and the effect of our decision not to pursue certain U.S. military contracts; our belief that a military handgun contract, successfully executed, would provide us with a very favorable “halo” effect that would further heighten consumer demand in the channel for our firearms; our belief that our M&P polymer pistol will be a very strong contender in the competition for a U.S. military contract; our belief we are well situated to compete and win a military contract from the two opportunities we are pursuing; our belief that in the firearm industry, new products that are designed to address consumer trends, and manufactured to deliver quality, reliability and performance, are key to growing market share; our development of a number of new products, several of which we expect to present at the SHOT Show; our ability to address demand that exceeds our current capacity in many firearm product categories; our expectations that our Thompson/Center Arms back-office operations will be moved to our Springfield, Massachusetts facility in the second quarter of fiscal 2012, and that the entire move will be concluded by November 2011; our belief that the Thompson/Center Arms consolidation will benefit gross margins over the long term for both Thompson/Center and Smith & Wesson products; our belief we will best position our security solutions business for longer-term success; our belief that lowering the cost of our infrastructure and our earlier re-branding under the Smith & Wesson banner has opened doors for potential future business for our security solutions division; our belief that opportunities still exist for our security solutions business within the military and government sectors; our focus on pursuing several IDIQ contracts with the military; our expectation that our security solutions division will develop more business in private industry, which we anticipate will play a greater role in our revenue mix going forward; our belief that CFATS programs will be a fundamental driver for our security solutions business in the long term; our expectation that our security solutions division will be positioned to achieve breakeven status in the second half of the current fiscal year; our focus on growing revenue, reducing product costs, and taking actions to further reduce operating expenses in our security solutions division; our ability to achieve our objective of minimizing our security solutions division’s cost structure, while remaining adequately positioned to take advantage of the opportunities we see in our future; our ability to increase gross margins and decrease operating expenses by reshaping many aspects of our company, including looking at new processes, increasing lean efforts, focusing on core competencies, and temporarily putting on hold our review of any acquisition opportunities; our expectation to receive a refundable incentive tax credit by the end of the current fiscal year; our intent to ramp our production capacity to meet demand by front-loading capital expenditures in fiscal 2012; our expectation that cash balances will be at similar levels at the end of the second quarter of fiscal 2012 as they are at the end of the first quarter; our outlook for total revenue, firearm division revenue, and security solutions division revenue for the second quarter of fiscal 2012, including the impact of the scheduled firearm division factory shutdown in August; our ability to deliver certain models of our firearms as we operate our firearm business at full capacity; our ability to meet bolt-action demand; our outlook for total company gross profit margin for the second quarter of fiscal 2012, including the impact of direct expenses relating to the

Thompson/Center Arms consolidation and efficiency losses; our outlook for operating expenses and taxes for the second quarter of fiscal 2012; our outlook for total net revenue, firearm division revenue, gross profit margin, and operating expenses for fiscal 2012; our expectation that improvements in gross margin and operating expenses will occur in the fourth quarter of fiscal 2012; our belief that our average selling prices and product mix for firearms will stabilize going forward; the possibility of changing trends that could drive product mix changes; our expectations regarding revenue trends for our security solutions division in the remaining three quarters of fiscal 2012, which takes into account various factors, such as seasonality and weather; our expectations regarding product mix trends toward the private sector for our security solutions division; our expectations regarding the timing and level of expenses and efficiency losses related to the Thompson/Center Arms consolidation; any potential future assessment of our security solutions divisions; our belief regarding future revenue and staffing for our security solutions division; our anticipated earnings per share loss from of our security solutions division in the first half of fiscal 2012; our expectation that our firearm capacity expansion will not result in increased revenue until the second half of fiscal 2012; the anticipated revenue and gross margin impact of our scheduled two-week firearm division production shutdown; our belief that distributor inventories do not cause us concern; timing regarding the potential opportunity to provide firearms to the UK Ministry of Defense; our belief that violence in the United Kingdom may influence decision-making in that country regarding arming all police personnel; our expectation regarding no capital expense changes from our guidance in the second and third quarters of fiscal 2012; our belief that the DOJ and SEC matters are not a concern as they relate to our securing a federal firearms contract; and our expectation that our outstanding senior convertible notes will be put to us in December 2012. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; the potential for increased gun control; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; the success of our diversification strategy, including the expansion of our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2011.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on September 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: September 7, 2011

By: /s/ Jeffrey D. Buchanan
       Jeffrey D. Buchanan
       Executive Vice President, Chief Financial Officer,
       and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on September 7, 2011.